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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) July 31, 1998
                                                          -------------


                                 Toy Biz, Inc.
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            (Exact Name of Registrant as Specified in its Charter)


Delaware                            1-13638                           13-3711775
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(State or Other                   (Commission                   (I.R.S. Employer
Jurisdiction of                   File Number)                    Identification
incorporation)                                                              No.)



                  685 Third Avenue, New York, New York 10017
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             (Address of Principal Executive Offices)  (ZipCode)


                                (212) 682-4700
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             (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, If Changed Since Last Report.)
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ITEM 5.   OTHER EVENTS.

On July 30, 1998, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that an agreement (the "Agreement"), subject to court approval, had been reached among the Registrant, John J. Gibbons, Chapter 11 Trustee of Marvel Entertainment Group, Inc. ("Marvel") (the "Trustee"), representatives of Marvel's senior secured lenders (the "Secured Lenders"), representatives of Marvel's unsecured creditors (the "Unsecured Creditors"), representatives of Marvel's equityholders (the "Equityholders") and certain other parties (the "Other Parties", and together with the Trustee, the Registrant, the Secured Lenders, the Unsecured Creditors, the Equityholders, the "Consenting Parties") to support a revised version of the plan of reorganization for Marvel that was proposed by the Registrant and the Secured Lenders and confirmed on July 13, 1998 (the "Plan of Reorganization") by the United States District Court for the District of Delaware (the "District Court"), which has been administering the Marvel Chapter 11 bankruptcy cases. A copy of the operative documents, including (a) the revised Plan of Reorganization, filed with the District Court on July 31, 1998 by the Registrant and the Secured Lenders (the "Fourth Amended Plan of Reorganization"), with attached exhibits, and (b) the Stipulation and Agreement Effecting Consensual Amendment to the Third Amended Joint Plan of Reorganization Proposed by the Secured Lenders and the Registrant filed with the District Court on July 31, 1998 by the Consenting Parties, are attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively. On July 31, 1998, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.2, announcing that an order was entered on July 31, 1998 by the District Court approving the Agreement and the Fourth Amended Plan of Reorganization.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

2.1 Fourth Amended Plan of Reorganization filed with the United States District Court for the District of Delaware on July 31, 1998 by the Secured Lenders and the Registrant, with attached exhibits.

10.1. Stipulation and Agreement Effecting Consensual Amendment to the Third Amended Joint Plan of Reorganization Proposed by the Secured Lenders and the Registrant filed with the District Court on July 31, 1998 by the Registrant and the Secured Lenders.

99.1.     Press release of the Registrant, dated July 30, 1998.

99.2      Press release of the Registrant, dated July 31, 1998.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TOY BIZ, INC.
                                  (Registrant)


Date:  July 31, 1998
                                  By /s/ Joseph M. Ahearn
                                    ------------------------------------------

                                  Name:  Joseph M. Ahearn
                                  Title: President and Chief Executive Officer